SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
____________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 29, 2012
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RESEARCH FRONTIERS INCORPORATED
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	1-9399	11-2103466
(STATE OR OTHER JURISDICTION	(COMMISSION FILE NUMBER)	(IRS EMPLOYER
OF INCORPORATION)		IDENTIFICATION NO.)

240 CROSSWAYS PARK DRIVE
WOODBURY, NEW YORK 11797-2033
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 364-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

This week at the 2012 Aircraft Interiors Expo in Hamburg, SPD-Smart electronically dimmable aircraft windows had a strong presence throughout the exhibit halls at the booths of licensees of Research Frontiers (Nasdaq: REFR) and their strategic partners. In addition, several important announcements were issued from the show floor that highlight the increased investments in, and expansion of, the SPD-Smart infrastructure.

Vision Systems

As previously announced, Research Frontiers licensee Vision Systems issued a press release announcing its expansion plans for SPD production. Vision Systems’ CEO Carl Putman indicated that Vision Systems has “invested over $750,000 to further upgrade our factory in France and establish a dedicated production facility for SPD-Smart Nuance and Noctis products which will be completed in July of this year.” Vision Systems also announced plans for a second SPD production facility to be located in the United States. This second plant is expected to be in production of Vision Systems’ SPD-Smart Nuance and Noctis dimmable windows and cabin dividers in 2013.

At their booth this week, Vision Systems featured its Nuance and Noctis SPD-Smart windows, which were fully integrated into Vision Systems’ cabin management system and controlled using an app installed by the user on an Apple or Android device. Over the past year, Bombardier Aerospace, HondaJet and other OEMs have showcased Vision Systems’ SPD-Smart aerospace and transportation products at some of the world’s leading industry trade events.

Isoclima

The 2012 Aircraft Interiors Expo was the event selected by Research Frontiers licensee Isoclima for the world premier of its SPD-Smart CromaLite aircraft windows. On March 27, Isoclima issued a press release announcing this new addition to its product line. At the Hamburg Airshow this week, Isoclima’s SPD-Smart CromaLite dimmable aircraft windows were featured, along with their CromaLite marine windows. A demonstration of Isoclima’s CromaLite aerospace window is available in a video from the exhibition hall of the Aircraft Interiors Expo.

This world premier of SPD-Smart aircraft products follows another major milestone achieved by Isoclima – earlier this month at the Geneva Auto Show, it was announced that Isoclima’s CromaLite brand of SPD-SmartGlass was chosen as standard equipment for the side passenger windows of the new Mercedes-Benz Viano Pearl limited edition luxury van.

InspecTech Aero Service and MSA Aircraft Products

Research Frontiers licensee InspecTech’s strategic partner MSA Aircraft Products showcased SPD-Smart shades at its Expo booth – products now being offered which combine InspecTech’s SPD-Smart iShade dimmable window with an elegant pleated shade. MSA’s pleated shades have been the dominant choice for window treatments among aircraft operators, with over 40,000 units produced. The integration of InspecTech’s SPD-Smart iShade greatly enhances the flexibility and light-control capability now available to MSA Aircraft Products’ customers. The partnership with MSA extends the distribution of InspecTech’s SPD-Smart iShades, which is already being used on 28 models of aircraft.

MSA’s SPD-Smart products offer a combination of performance benefits in a single system – view preservation, variable shading, complete privacy, and a broader set of interior design options with the addition of a pleated shade. This integration highlights the creative potential and adaptability of SPD technology.

Joseph M. Harary, President and CEO of Research Frontiers commented: “We were pleased to see SPD-Smart technology had a broad presence at the Aircraft Interiors Expo, which is one of the aircraft industry’s leading events.

This enabled our licensees to demonstrate to their customers a benefits package unavailable from any other electronically dimmable window shade – instant tuning, heat rejection, cabin noise reduction and weight savings.”

Details are noted in the press and news releases attached as exhibits to this report. These press and news releases are also available on the Company's website at www.SmartGlass.com and at various other places on the internet.

About Research Frontiers Inc.

Research Frontiers Inc. is the developer of SPD-Smart light-control technology which allows users to instantly, precisely and uniformly control the shading of glass or plastic, either manually or automatically. Having invested over $84 million to date to develop its technology, Research Frontiers currently holds approximately 500 patents and patent applications worldwide and has built an infrastructure of 39 licensed companies that collectively are capable of serving the growing global demand for smart glass products in automobiles, homes, buildings, aircraft and boats. For further information about SPD-Smart technology, Research Frontiers and its licensees, please visit www.SmartGlass.com or follow us on our Twitter and Facebook sites.

This report and the press releases referred to herein may include statements that may constitute "forward-looking" statements as referenced in the Private Securities Litigation Reform Act of 1995. Those statements usually contain words such as "believe", "estimate", "project", "intend", "expect", or similar expressions. Any forward-looking statements are made by the Company in good faith, pursuant to the safe-harbor provisions of the Act. These forward-looking statements reflect management's current views and projections regarding economic conditions, industry environments and Company performance. Factors, which could significantly change results, include but are not limited to: sales performance, expense levels, competitive activity, interest rates, changes in the Company's financial condition and several business factors. Additional information regarding these and other factors may be included in the Company's quarterly 10-Q and 10K filings and other public documents, copies of which are available from the Company on request. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this report.

The information in this Form 8-K or the press release reproduced herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Research Frontiers Press Release dated March 26, 2012.

99.2	Research Frontiers Press Release dated March 28, 2012.

99.3	Research Frontiers News Release dated March 29, 2012.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESEARCH FRONTIERS INCORPORATED

/s/ Joseph M. Harary
By: Joseph M. Harary
Title: President and CEO

Dated: March 29, 2012